United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 22, 2022

Date of Report (Date of earliest event reported)

SPI Energy Co., Ltd.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-37678	20-4956638
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4803 Urbani Ave. McClellan Park, CA	95652
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 919-8000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Share	SPI	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 22, 2022, SPI Energy Co., Ltd. (the “Company”) entered into securities purchase agreements with the Chief Operating Officer of the Company and LDK New Energy Holding Limited, a company incorporated under the laws of British Virgin Islands, which is affiliated with the Chief Executive Officer of the Company (collectively, the “Purchasers”), pursuant to which the Company agreed to sell to such Purchasers an aggregate of 1,150,000 ordinary shares (the “Shares”) of the Company, par value $0.0001 per share (the “Ordinary Share”) at a per share price of $1.01.

The Private Placement was closed on December 22, 2022, upon satisfaction of customary closing conditions. Net proceeds to the Company from the sale of the Shares were approximately $1.16 million. The Purchasers are subject to a 730-days lock-up period after the closing of the Private Placement.

The Shares were offered and sold pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transaction did not involve a public offering.

The forms of securities purchase agreements are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The foregoing summaries of the terms of the securities purchase agreements are subject to, and qualified in their entirety by, such documents.

On December 23, 2022, the Company issued a press release announcing the Private Placement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

The disclosure set forth in Item 1.01 with respect to the Shares is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit
10.1	Form of Securities Purchase Agreement
10.2	Form of Securities Purchase Agreement
99.1	Press Release dated December 23, 2022.
104	Cover page interactive data file (embedded within the iXBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPI ENERGY CO., LTD.

December 23, 2022	By:	/s/ Xiaofeng Peng
Xiaofeng Peng
Chief Executive Officer

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